FFC-2 1209
P2, P4

                      SUPPLEMENT DATED DECEMBER 18, 2009
                               TO THE PROSPECTUS
                               DATED MAY 1, 2009
                             AS PREVIOUSLY AMENDED
                   FRANKLIN FLEX CAP GROWTH SECURITIES FUND
      (A series of Franklin Templeton Variable Insurance Products Trust)


The prospectus is amended as follows.

The Portfolio management team under the "Management" section on page FFC-7 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in sectors that are believed to have growth potential. The portfolio managers of the team are as follows:

CONRAD B. HERRMANN CFA
Senior Vice President of Franklin Advisers, Inc. (Advisers)

Mr. Herrmann has been the lead portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. Mr. Herrmann has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which Mr. Herrmann may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1989.

MATT MOBERG, CPA
Vice President of Advisers

Mr. Moberg has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1998.

CFA(R) and Charted Financial Analyst(R) are trademarks owned by CFA Institute.


              Please retain this supplement for future reference.